Exhibit (e)(7)
April 6, 2007
PFS Investments Inc.
3120 Breckinridge Blvd.
Duluth, Georgia 30099-0001
     Re:     Distribution Agreement
     Ladies and Gentlemen:
     Reference is made to the Distribution Agreements (each, as amended to date, an “Agreement” and, collectively, the “Agreements”), by and between each investment management company identified as an “Old Fund” on Exhibit A hereto (each, an “Investment Company” and, collectively, the “Investment Companies”), with respect to one or more of its series, if any, identified as an “Old Portfolio” on Exhibit A hereto (each, a “Portfolio” and, collectively, the “Portfolios”), and PFS Investments Inc.
     In connection with a restructuring of the complex of which the Investment Companies and Portfolios are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Exhibit A hereto (each, a “Closing Date”), many of the Investment Companies and Portfolios will be reorganized as set forth on Exhibit A hereto. Additionally, as indicated on Exhibit A hereto, several the Investment Companies and Portfolios shall cease operations following fund combinations as of the close of business on April 27, 2007 (the “Termination Date”).
     On each applicable Closing Date, (i) each management company identified as a “New Fund” shall become the “Investment Company” party to the applicable Agreement and shall assume all of the rights and obligations under such Agreement of the corresponding Old Fund with respect to each applicable Old Portfolio (or, if such Old Fund has no Old Portfolios, with respect to the Old Fund itself), (ii) each such New Portfolio shall be deemed a “Fund” within the meaning of the applicable Agreement and the shares for such New Portfolio shall be deemed “Shares” within the meaning of the Agreement, (iii) each Old Fund shall cease to be a party to the applicable Agreement and shall have no rights or obligations thereunder, and (iv) each corresponding Old Portfolio shall cease be deemed to be a “Fund” under the applicable Agreement and shares for such Old Portfolio shall cease to be “Shares” within the meaning of the Agreement.
     As of the Termination Date, (i) each Old Fund indicated on Exhibit A hereto as terminating operations, or as having all of its Old Portfolios terminating operations, shall cease to be deemed the “Investment Company” under the applicable Agreement and shall have no further rights or obligations under the Agreement by virtue of all of its Old Portfolios (or, if such Old Fund has no Old Portfolios, the Old Fund itself) having ceased operations in connection with a fund combination, and (ii) each Old Portfolio indicated on Exhibit A hereto as terminating operations shall cease to be deemed a “Fund” under the applicable Agreement and shares for such Old Portfolio shall cease to be “Shares” within the meaning of the Agreement by virtue of the Old Portfolio having ceased operations in connection with a fund combination.

     Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of any of the Agreements.
     Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT INVESTMENT COMPANY IDENTIFIED ON EXHIBIT A HERETO AS AN “OLD FUND” OR A “NEW FUND”

By:
Name:
Title:

Consented and Agreed to:

PFS INVESTMENTS INC.

By:
Name:
Title:

Exhibit A
INVESTMENT COMPANIES AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Aggressive Growth Fund, Inc. (f/k/a Smith Barney Aggressive Growth Fund Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Aggressive Growth Fund	4/13/07

Legg Mason Partners Lifestyle Series, Inc. (f/k/a Smith Barney Allocation Series Inc.)	Legg Mason Partners Lifestyle Allocation 50% (f/k/a Balanced Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 50%	4/13/07

	Legg Mason Partners Lifestyle Allocation 30% (f/k/a Conservative Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 30%	4/13/07

	Legg Mason Partners Lifestyle Allocation 70% (f/k/a Growth Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 70%	4/13/07

	Legg Mason Partners Lifestyle Allocation 85% (f/k/a High Growth Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 85%	4/13/07

	Legg Mason Partners Lifestyle Allocation 100%	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 100%	4/13/07

	Legg Mason Partners Lifestyle Income Fund (f/k/a Income Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Income Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Variable Lifestyle Allocation 50% (f/k/a Select Balanced Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Lifestyle Allocation 50%	4/27/07

	Legg Mason Partners Variable Lifestyle Allocation 70% (f/k/a Select Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Lifestyle Allocation 70%	4/27/07

	Legg Mason Partners Variable Lifestyle Allocation 85% (f/k/a Select High Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Lifestyle Allocation 85%	4/27/07

Legg Mason Partners Appreciation Fund, Inc. (f/k/a Smith Barney Appreciation Fund Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Appreciation Fund	4/13/07

Legg Mason Partners California Municipals Fund, Inc. (f/k/a Smith Barney California Municipals Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners California Municipals Fund	4/13/07

Legg Mason Partners Equity Funds (f/k/a Smith Barney Equity Funds)	Legg Mason Partners Social Awareness Fund (f/k/a Smith Barney Social Awareness Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Social Awareness Fund	4/13/07

Legg Mason Partners Fundamental Value Fund, Inc. (f/k/a Smith Barney Fundamental Value Fund Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Fundamental Value Fund	4/13/07

Legg Mason Partners Income Funds (f/k/a Smith Barney Income Funds)	Legg Mason Partners Diversified Strategic Income Fund (f/k/a Smith Barney Diversified Strategic Income Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Diversified Strategic Income Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Capital and Income Fund (f/k/a SB Capital and Income Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Capital and Income Fund	4/13/07

Legg Mason Partners Investment Funds, Inc. (f/k/a Smith Barney Investment Funds Inc.)	Legg Mason Partners Investment Grade Bond Fund (f/k/a Smith Barney Investment Grade Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Investment Grade Bond Fund	4/13/07

	Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (f/k/a Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners All Cap Fund	4/13/07

	Legg Mason Partners Government Securities Fund (f/k/a Smith Barney Government Securities Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Government Securities Fund	4/13/07

	Legg Mason Partners Small Cap Value Fund (f/k/a Smith Barney Small Cap Value Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Small Cap Value Fund	4/13/07

Legg Mason Partners Investment Series (f/k/a Smith Barney Investment Series)	Legg Mason Partners Dividend Strategy Fund (f/k/a Smith Barney Dividend Strategy Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Dividend Strategy Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (f/k/a Smith Barney Premier Selections All Cap Growth Portfolio)	Combination (acquired by Legg Mason Partners Variable Aggressive Growth Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Government Portfolio (f/k/a SB Government Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Government Portfolio	4/27/07

	Legg Mason Partners Variable Dividend Strategy Portfolio (f/k/a Smith Barney Dividend Strategy Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Dividend Strategy Portfolio	4/27/07

Legg Mason Partners Investment Trust (f/k/a Smith Barney Investment Trust)	Legg Mason Partners Large Cap Growth Fund (f/k/a Smith Barney Large Capitalization Growth Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Large Cap Growth Fund	4/13/07

	Legg Mason Partners Mid Cap Core Fund (f/k/a Smith Barney Mid Cap Core Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Mid Cap Core Fund	4/13/07

Legg Mason Partners Managed Municipals Fund, Inc. (f/k/a Smith Barney Managed Municipals Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Managed Municipals Fund	4/13/07

Smith Barney Money Funds, Inc.	Cash Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Money Market Fund	4/13/07

	Government Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Government Money Market Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Variable Portfolios IV (f/k/a Smith Barney Multiple Discipline Trust)	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	4/27/07

	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	4/27/07

	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	4/27/07

	Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Capital and Income Portfolio	4/27/07

Smith Barney Municipal Money Market Fund, Inc.	n/a	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Municipal Money Market Fund	4/13/07

Legg Mason Partners Municipal Funds (f/k/a Smith Barney Muni Funds)	Legg Mason Partners New York Municipals Fund (f/k/a New York Portfolio)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners New York Municipals Fund	4/13/07

Legg Mason Partners Sector Series, Inc. (f/k/a Smith Barney Sector Series Inc.)	Legg Mason Partners Financial Services Fund (f/k/a Smith Barney Financial Services Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Financial Services Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners World Funds, Inc. (f/k/a Smith Barney World Funds)	Legg Mason Partners International All Cap Opportunity Fund (f/k/a International All Cap Growth Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners International All Cap Opportunity Fund	4/13/07

Legg Mason Partners Variable Portfolios II (f/k/a Greenwich Street Series Fund)	Legg Mason Partners Variable Appreciation Portfolio (f/k/a Appreciation Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Appreciation Portfolio	4/27/07

	Legg Mason Partners Variable Capital and Income Portfolio (f/k/a Capital and Income Portfolio)	Combination (acquired by Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Aggressive Growth Portfolio (f/k/a Salomon Brothers Variable Aggressive Growth Fund)	Combination (acquired by Legg Mason Partners Variable Aggressive Growth Portfolio)	n/a	n/a	4/27/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Variable Equity Index Portfolio (f/k/a Equity Index Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Equity Index Portfolio	4/27/07

	Legg Mason Partners Variable Growth and Income Portfolio (f/k/a Salomon Brothers Variable Growth & Income Fund)	Combination (acquired by Legg Mason Partners Variable Appreciation Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Fundamental Value Portfolio (f/k/a Fundamental Value Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Fundamental Value Portfolio	4/27/07

Legg Mason Partners Variable Portfolios III, Inc. (f/k/a Travelers Series Fund Inc. )	Legg Mason Partners Variable High Income Portfolio (f/k/a Smith Barney High Income Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable High Income Portfolio	4/27/07

	Legg Mason Partners Variable International All Cap Growth Portfolio (f/k/a Smith Barney International All Cap Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable International All Cap Opportunity Portfolio	4/27/07

	Legg Mason Partners Variable Large Cap Growth Portfolio (f/k/a Smith Barney Large Capitalization Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Large Cap Growth Portfolio	4/27/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Variable Large Cap Value Portfolio (f/k/a Smith Barney Large Cap Value Portfolio)	Combination (acquired by Legg Mason Partners Variable Investors Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Mid Cap Core Portfolio (f/k/a Smith Barney Mid Cap Core Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Mid Cap Core Portfolio	4/27/07

	Legg Mason Partners Variable Money Market Portfolio (f/k/a Smith Barney Money Market Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Money Market Portfolio	4/27/07

	Legg Mason Partners Variable Social Awareness Stock Portfolio (f/k/a Social Awareness Stock Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Social Awareness Portfolio	4/27/07

	Legg Mason Partners Variable Adjustable Rate Income Portfolio (f/k/a SB Adjustable Rate Income Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Adjustable Rate Income Portfolio	4/27/07

Legg Mason Partners Series Funds, Inc. (f/k/a Salomon Brothers Series Funds Inc.)	Legg Mason Partners Small Cap Growth Fund I (f/k/a Salomon Brothers Small Cap Growth Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Small Cap Growth Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Variable Portfolios I, Inc. (f/k/a Salomon Brothers Variable Series Funds Inc.)	Legg Mason Partners Variable Small Cap Growth Portfolio (f/k/a Salomon Brothers Variable Small Cap Growth Fund)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Small Cap Growth Portfolio	4/27/07

Legg Mason Partners Trust II (f/k/a Smith Barney Trust II)	Legg Mason Partners Global Equity Fund (f/k/a Smith Barney International Large Cap Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Global Equity Fund	4/13/07

Legg Mason Partners Variable Portfolios V (f/k/a Variable Annuity Portfolios)	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (f/k/a Smith Barney Small Cap Growth Opportunities Portfolio)	Combination (acquired by Legg Mason Partners Variable Small Cap Growth Portfolio)	n/a	n/a	4/27/07